UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IGM Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the Annual Meeting) of IGM Biosciences, Inc. (IGM or the Company), which will be conducted via live webcast on Tuesday, June 11, 2024 at 8:00 a.m. Pacific Time. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/IGMS2024, where you will be able to listen to the meeting live and vote online by entering the control number located on your proxy card. Because the meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in IGM.

Sincerely,

Fred M. Schwarzer
Chief Executive Officer and Director

IGM BIOSCIENCES, INC.

325 E. Middlefield Road

Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Tuesday, June 11, 2024 at 8:00 a.m. Pacific Time
Place

The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting and vote online during the meeting by visiting www.virtualshareholdermeeting.com/IGMS2024.

Items of Business
•
To elect three Class II directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.
•
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
•
To approve an amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law.
•
To approve a stock option exchange program for employees (excluding our chief executive officer and non-employee directors), as described in this proxy statement.
•
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 15, 2024 (the Record Date). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 11, 2024. We expect to make our proxy statement and Annual Report to Stockholders available on or about April 26, 2024 on our investor relations website at https://investor.igmbio.com/ under “SEC Filings,” as well as at the following website: www.proxyvote.com. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

Fred M. Schwarzer
Chief Executive Officer and Director

Mountain View, California

April 26, 2024

We expect to mail a Notice of Internet Availability of Proxy Materials to stockholders on or about April 26, 2024.

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IGM BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on Tuesday, June 11, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 annual meeting of stockholders of IGM Biosciences, Inc. (the Annual Meeting), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Tuesday, June 11, 2024 at 8:00 a.m. Pacific Time via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2024, where you will be able to listen to the meeting live and vote online by entering the control number on your proxy card. We expect to mail the Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access this proxy statement and our annual report on or about April 26, 2024 to all stockholders entitled to vote at the Annual Meeting. The proxy materials and our 2023 annual report can be accessed by following the instructions in the Notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
the election of M. Kathleen Behrens, Ph.D., Elizabeth H.Z. Thompson, Ph.D., and Christina Teng Topsøe as Class II directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
•
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
an amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law; and
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the approval of a stock option exchange program for employees (excluding our chief executive officer and non-employee directors), as described in this proxy statement.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

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FOR the election of each of M. Kathleen Behrens, Ph.D., Elizabeth H.Z. Thompson, Ph.D., and Christina Teng Topsøe as Class II directors;
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FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
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FOR an amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law; and
•
FOR the approval of a stock option exchange program for employees (excluding our chief executive officer and non-employee directors), as described in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Holders of our voting common stock (which we refer to herein as our common stock, unless otherwise noted) at the close of business on April 15, 2024, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 33,566,071 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record—Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (including virtually) at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders—Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of each Class II director requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
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Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2024 requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
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Proposal No. 3: The amendment of our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law requires an affirmative FOR vote of a majority of the shares of our common stock outstanding as of the record date for the Annual Meeting. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have the same effect as a vote AGAINST this proposal.
•
Proposal No. 4: Our stock option exchange program for employees (excluding our chief executive officer and non-employee directors) requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the vote for this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the annual meeting of stockholders to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (including virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

Why is the annual meeting held virtually?

We believe that a virtual annual meeting allows for participation by a broader group of stockholders and reduces the costs to stockholders associated with holding an in-person meeting. The virtual meeting format is intended to facilitate a level of transparency as close as possible to an in-person meeting.

What do I need to do to attend the Annual Meeting?

You will be able to attend the Annual Meeting virtually and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/IGMS2024. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place on June 11, 2024. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. In accordance with the rules of the Securities and Exchange Commission (the SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 26, 2024 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

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You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 10, 2024 to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.
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You may vote by telephone. To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 10, 2024 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
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You may vote by mail. To vote by mail, you need to complete, date and sign your proxy card (if you received printed proxy materials) and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than June 10, 2024. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

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You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/IGMS2024, you may vote electronically during the meeting. Please have your Notice or proxy card in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

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entering a new vote by Internet or telephone;
•
signing and returning a new proxy card with a later date;
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delivering a written revocation to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043, by 11:59 p.m. Eastern Time on June 10, 2024; or
•
attending the Annual Meeting and voting in person (including virtually).

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Fred Schwarzer and Misbah Tahir have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

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FOR the election of each of the three directors nominated by our board of directors and named in this proxy statement as Class II directors (Proposal No. 1);
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FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 2);
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FOR the amendment of our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law (Proposal No. 3);
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FOR our stock option exchange program for employees (excluding our chief executive officer and non-employee directors) (Proposal No. 4); and
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In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 3 (amendment of our amended and restated certificate), and Proposal No. 4 (our stock option exchange program for employees (excluding our chief executive officer and non-employee directors) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal Nos. 1, 3, and 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “—What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2) to be approved, or where approval of the proposal requires the affirmative vote of a majority of the shares outstanding as of the record date for the Annual Meeting (e.g., Proposal No. 3). However, because the outcome of Proposal No. 1 will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes will also be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon (e.g., Proposal No. 3). However, broker non-votes will not be counted for purposes of determining the number of votes cast in cases where approval of the proposal requires the affirmative vote of a plurality or majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal Nos. 1, 2 and 4). Therefore, a broker non-vote in such cases will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice and, if applicable, proxy materials, you may contact us as follows:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

(650) 965-7873

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 29, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

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not earlier than February 10, 2025; and

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not later than March 12, 2025.

In the event that we hold our 2025 annual meeting of stockholders more than 25 days before or after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

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the 90th day prior to such annual meeting; or
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the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Recommendation or Nomination of Director Candidates

Stockholders holding at least $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at http://www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which currently consists of nine (9) members. Our board of directors has affirmatively determined that eight (8) of our nine (9) directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our corporate governance and nominating committee, we are nominating M. Kathleen Behrens, Ph.D., Elizabeth H.Z. Thompson, Ph.D., and Christina Teng Topsøe as Class II directors at the Annual Meeting. If elected, Drs. Behrens and Thompson and Ms. Topsøe will each hold office for a three-year term until the annual meeting of stockholders to be held in 2027 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 31, 2024 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
M. Kathleen Behrens, Ph.D. (1)(2)(3)	II	71	Director	2019	2024	2027
Elizabeth H.Z. Thompson, Ph.D. (1)(2)(3)(4)	II	49	Director	2023	2024	2027
Christina Teng Topsøe (2)(3)	II	43	Director	2018	2024	2027
Continuing Directors
Felix J. Baker, Ph.D. (4)	III	55	Director	2021	2025	—
Michael Lee	III	45	Director	2019	2025	—
Fred Schwarzer	III	72	Chief Executive Officer, President and Director	2003	2025	—
Julie Hambleton, M.D. (1)(4)	I	66	Director	2018	2026	—
William Strohl, Ph.D. (4)	I	71	Director	2018	2026	—
Jakob Haldor Topsøe	I	55	Director	2018	2026	—

(1)
Member of our audit committee
(2)
Member of our compensation committee
(3)
Member of our corporate governance and nominating committee
(4)
Member of our research and clinical development committee

Director Nominees

Class II Directors

M. Kathleen Behrens, Ph.D. has served as a member of our board of directors since January 2019. Since December 2009, Dr. Behrens has served as an independent life sciences consultant and investor. From January 2012 to June 2014, she served as the Co-Founder, President, Chief Executive Officer and director of the KEW Group, a private oncology services company. From 1996 to December 2009, Dr. Behrens served in various roles at RS Investments, an investment management and research firm, including as a General Partner for selected venture funds. Prior to this, from 1983 to 1996, she served as a General Partner and Managing Director at Robertson Stephens & Co. Since March 2009, Dr. Behrens has served as a member of the board of directors of Sarepta Therapeutics, a medical research and drug development company, and as Chairwoman since April 2015, as well as chair of its audit committee and a member of its research and development committee. She has served as Chairwoman of the board of directors of MiMedx Group, a biomedical company, since June 2019, and as a member of its nominating and governance committee and audit committee. Dr. Behrens served on the board of directors of Amylin Pharmaceuticals, a biopharmaceutical company, from June 2009 until its sale to Bristol-Myers Squibb in 2012. She previously served as a member of the President’s Council of

Advisors on Science and Technology (PCAST) from 2001 to early 2009 and as Chairwoman of its subcommittee on Personalized Medicine. She has also spent time as a public-market biotechnology securities analyst and a venture capitalist focusing on healthcare, technology and related investments. She also previously served on the Board on Science, Technology and Economic Policy for the National Research Council and as a Director, President and Chairwoman of the National Venture Capital Association. Dr. Behrens received a B.S. in Biological Sciences and a Ph.D. in Microbiology from the University of California, Davis.

We believe Dr. Behrens is qualified to serve on our board of directors because of her extensive experience in the life sciences field, her executive and board leadership experience and her medical expertise in biology and microbiology.

Elizabeth H.Z. Thompson, Ph.D. has served as a member of our board of directors since October 2023. Dr. Thompson has served as the Executive Vice President of Research and Development, Rare Disease at Amgen since Amgen’s acquisition of Horizon Therapeutics in October 2023. Prior to Horizon’s acquisition by Amgen, she served Horizon as its Vice President of Clinical Development, Rare Disease from June 2018 to January 2020, Vice President of Development and External Search from January 2020 to March 2021 and Executive Vice President of Research and Development from March 2021 to October 2023. Prior to Horizon, Dr. Thompson held roles of increasing seniority and scope at AbbVie, Raptor, InterMune and Amgen in a career spanning clinical development, business development and medical communications. Dr. Thompson received a B.S. in Chemistry from Harvey Mudd College and a Ph.D. in Macromolecular and Cellular Structure and Chemistry from The Scripps Research Institute.

We believe Dr. Thompson is qualified to serve on our board of directors because of her extensive experience in the life sciences industry, her executive leadership experience, and her educational background.

Christina Teng Topsøe has served as a member of our board of directors since August 2018, and previously served as an observer on our board of directors beginning in 2013. Since March 2013, Ms. Topsøe has served on the board of directors of Topsoe A/S, and has served on the board of directors of Topsøe Holding A/S, its holding company, since June 2015. Ms. Topsøe previously was a lawyer at Allen & Overy LLP and Simpson Thacher and Bartlett LLP. Ms. Topsøe pursued a B.A. in Chinese Studies from the University of Copenhagen, studied Chinese Language and Literature at Peking University, and received an LL.B. from the University of London and an M.B.A. from London Business School and Columbia Business School.

We believe Ms. Topsøe is qualified to serve on our board of directors because of her leadership experience and perspective as an entrepreneur and her affiliation with our lead investor.

Continuing Directors

Class III Directors

Felix J. Baker, Ph.D. has served as a member of our board of directors since January 2021. Dr. Baker is a Managing Member of Baker Bros. Advisors LP a biotechnology-focused investment adviser to fund partnerships whose investors are primarily endowments and foundations, which Dr. Baker founded, together with his brother Julian Baker, in 2000. Dr. Baker has served on the boards of various biotechnology and pharmaceutical companies, including Kodiak Sciences since September 2015 and Kiniksa Pharmaceuticals since October 2015, and he previously served on the boards of Seagen from July 2003 until its sale to Pfizer in December 2023, Talis Biomedical from July 2013 to March 2023 and Alexion Pharmaceuticals from June 2015 to February 2021. Dr. Baker holds a B.S. and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school.

We believe Dr. Baker is qualified to serve on our board of directors because of his background, knowledge of our industry, extensive investment and leadership experience and his affiliation with one of our investors.

Michael Lee has served as a member of our board of directors since July 2019. Mr. Lee has served as Co-Founder and Portfolio Manager at Redmile Group, an investment advisory firm since 2007. Prior to Redmile, Mr. Lee worked as a biotechnology investor at Steeple Capital, an investment management firm, and as an analyst at Welch Capital Partners, an investment advisory firm, and Prudential Equity Group, a financial services company. Mr. Lee has served on the board of directors of Fate Therapeutics, a biopharmaceutical company, since July 2018 and Shattuck Labs, a biotechnology company, since June 2020. Mr. Lee holds a B.S. in Molecular and Cellular Biology from the University of Arizona.

We believe Mr. Lee is qualified to serve on our board of directors because of his background, knowledge of our industry and extensive investment and leadership experience.

Fred Schwarzer has served as our Chief Executive Officer since July 2010 and has been a member of our board of directors since February 2003, serving as Chairman until August 2018. Mr. Schwarzer has also served as our President since December 2018, and previously served as Chief Executive Officer and President at different times between December 1999 and May 2003. Mr. Schwarzer was a founder of Charter Life Sciences, a venture capital firm specializing in life sciences investments, in 2003 and served as its Managing Partner from inception until August 2019. Mr. Schwarzer previously served as Chair of the board of directors of Inviragen, a biopharmaceutical company and developer of the DENVax dengue vaccine, from 2009 until Inviragen’s acquisition by Takeda Pharmaceutical Company in 2013. He also served as Chief Executive Officer and Chairman of the board of directors of Heska Corporation, a biotechnology company focused primarily on the animal healthcare markets, from 1994 to 1998 and 1999 to 2001, respectively. Mr. Schwarzer received a B.A in Pre-Legal Studies from the University of Michigan and a J.D. from the University of California, Berkeley, School of Law.

We believe Mr. Schwarzer is qualified to serve on our board of directors because of his expertise and experience as our Chief Executive Officer and President, his depth and expertise in the life sciences and venture capital industries, his leadership experience and his educational background.

Class I Directors

Julie Hambleton, M.D. has served as a member of our board of directors since August 2018. Dr. Hambleton served as Interim President & CEO, Arch Oncology, a private company, from August 2020 to March 2021. From June 2018 until her retirement in April 2020, Dr. Hambleton served as Senior Vice President, Chief Medical Officer, Head of Development at IDEAYA Biosciences, an oncology medicine company. From September 2017 to May 2018 and from March 2016 to May 2016, Dr. Hambleton served as an independent strategic consultant for various life sciences companies. From May 2016 to September 2017, she served as Vice President, Head U.S. Medical at Bristol-Myers Squibb, a global biopharmaceutical company. From August 2015 to February 2016, Dr. Hambleton served as Executive Vice President, Chief Medical Officer at Five Prime Therapeutics, a biotechnology company, and as Senior Vice President, Chief Medical Officer from December 2012 to August 2015. From April 2010 to November 2012, Dr. Hambleton served as Vice President, Clinical Development at 1-3 Clovis Oncology, and from 2003 to 2010, Dr. Hambleton held increasing roles of responsibility in BioOncology at Genentech. Dr. Hambleton has served on the board of directors of SpringWorks Therapeutics, a biopharmaceutical company, since May 2020 and Erasca, Inc., a biotechnology company, since March 2021. Dr. Hambleton completed her hematology-oncology training at the University of California, San Francisco, where she then served on the faculty from 1993 to 2003.

We believe Dr. Hambleton is qualified to serve on our board of directors because of her extensive career in the biotechnology industry, her executive and leadership experience and her medical expertise in hematology and internal medicine.

William Strohl, Ph.D. has served as a member of our board of directors since August 2018. In August 2016, Dr. Strohl founded BiStro Biotech Consulting, a biotechnology consulting company, of which he also serves as President. From February 2016 to August 2016, Dr. Strohl served as Vice President and Biologics Fellow at Janssen BioTherapeutics, the therapeutic biologics organization within the Janssen Research & Development division of Johnson & Johnson, a multinational medical devices and pharmaceutical company, and served as its Vice President and Head from October 2013 to February 2016. Prior to that, from April 2008 to October 2013, Dr. Strohl served as Head of Antibody Discovery at Janssen BioTherapeutics. Dr. Strohl has also held various roles at Merck, a pharmaceutical company, including leading Natural Products Biology and leading Biologics discovery efforts and was a Professor in the Department of Microbiology and the Program of Biochemistry at The Ohio State University. Dr. Strohl received a B.S. in Biology from Central Michigan University and a Ph.D. in Microbiology from Louisiana State University.

We believe Dr. Strohl is qualified to serve on our board of directors because of his extensive career in the biotechnology industry, his leadership experience and his educational background in biology, chemistry and microbiology.

Jakob Haldor Topsøe has served as a member of our board of directors since August 2018. Since June 2015, Mr. Topsøe has served as Chairman of the board of directors of Topsøe Holding A/S, and has served on the board of directors of Topsoe A/S, a Danish catalysis and chemical processing company and a subsidiary of Topsøe Holding A/S, since October 2010 and as its Vice Chairman since August 2016. Since January 2009, Mr. Topsøe has served as Partner at AMBROX Capital, a Danish investment management firm, and as Associate Partner since September 2016. From 1996 to 2008, Mr. Topsøe was employed in various functions within Alfred Berg/ABN Amro Bank including Head of Equities, Denmark. Mr. Topsøe served as a member of the board of directors of Motortramp, a Danish provider of marine transportation services, and Dampskibsselskabet Orients Fond, a Danish charitable foundation, from 2017 to October 2020. Mr. Topsøe received a Graduate Diploma in Business Administration (Finance) from the Copenhagen Business School.

We believe Mr. Topsøe is qualified to serve on our board of directors because of his investment experience, leadership experience and background and his affiliation with our lead investor.

Family Relationships

Christina Teng Topsøe and Jakob Haldor Topsøe, each a member of our board of directors, are first cousins. There are no other family relationships among any of our directors or executive officers.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the listing standards of Nasdaq, independent directors must comprise a majority of our board of directors. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of our audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the listing standards of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the listing standards of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that Drs. Baker, Behrens, Hambleton, Strohl, and Thompson, Messrs. Lee and Topsøe and Ms. Topsøe, representing eight of our nine directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In addition, our board of directors has determined that all members of our audit, compensation, and corporate governance and nominating committees satisfy the independence standards for committee members established by applicable SEC rules and regulations and the listing standards of Nasdaq.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party and Other Transactions.”

Board Leadership Structure

Although we do not require separation of the positions of Chair of our board of directors and Chief Executive Officer, we have in the past chosen to have different individuals serving in such roles. The position of Chair of our board of directors has not yet been filled following the retirement of Dr. Michael Loberg from our board of directors in October 2023. We continue to evaluate our options for filling the Chair role based on the board’s assessment of stockholders’ long-term interests under the prevailing circumstances.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee, a corporate governance and nominating committee and a research and clinical development committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Drs. Behrens, Hambleton and Thompson, with Dr. Behrens serving as chair. Our board of directors has determined that each of the members of our audit committee satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3 of the Exchange Act. Our board of directors has determined that Dr. Behrens is an “audit committee financial expert” within the meaning of SEC rules and regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for, among other things:

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selecting and hiring the independent registered public accounting firm to audit our financial statements;
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helping to ensure the independence and performance of the independent registered public accounting firm;
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approving audit and non-audit services and fees;
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reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
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preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
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reviewing reports and communications from the independent registered public accounting firm;
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reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
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reviewing our policies on risk assessment and risk management;
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overseeing, monitoring and reviewing our assessment of cybersecurity risks, periodically reviewing our disclosure controls with respect to cybersecurity risks and incidents and reviewing any reports from management on material cybersecurity breaches;
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reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
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reviewing related party transactions; and
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establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our investor relations website at https://investor.igmbio.com/. During 2023, our audit committee held four meetings.

Compensation Committee

Our compensation committee consists of Drs. Behrens and Thompson and Ms. Topsøe, with Ms. Topsøe serving as chair. Our board of directors has determined that each of the members of our compensation committee is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our compensation policies, plans, and benefits programs. The compensation committee is also responsible for, among other things:

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overseeing our overall compensation strategy and compensation policies, plans and benefit programs;
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reviewing and approving, or recommending to the board of directors for approval, the compensation of our executive officers and directors;
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preparing the compensation committee report that the SEC requires to be included in our annual proxy statement, as applicable; and
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administering our equity and incentive compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our compensation committee is available on our investor relations website at https://investor.igmbio.com/. During 2023, our compensation committee held five meetings.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Drs. Behrens and Thompson and Ms. Topsøe, with Ms. Topsøe serving as chair. Our board of directors has determined that each member of our corporate governance and nominating committee is independent under the listing standards of Nasdaq.

Our corporate governance and nominating committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The corporate governance and nominating committee is also responsible for, among other things:

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identifying, evaluating, and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
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considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
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reviewing developments in corporate governance practices;
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evaluating the adequacy of our corporate governance practices and reporting; and
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evaluating the performance of our board of directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter for our corporate governance and nominating committee is available on our investor relations website at https://investor.igmbio.com/. During 2023, our corporate governance and nominating committee held four meetings.

Research and Clinical Development Committee

Our research and clinical development committee consists of Drs. Baker, Hambleton, Strohl and Thompson, with Drs. Hambleton and Strohl serving as co-chairs.

Specific responsibilities of our research and clinical development committee include:

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advising our board of directors concerning our research and scientific strategies, plans and efforts;
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evaluating scientific opportunities under consideration by management;
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reviewing external scientific research, discoveries and commercial developments, as appropriate; and
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evaluating our overall intellectual property strategies.

Our research and clinical development committee operates under a written charter, and during 2023, the committee held four meetings.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2023, our board of directors held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee, other than Dr. Loberg.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. All of our directors, other than Dr. Loberg, attended the 2023 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

During 2023, Drs. Behrens, Loberg, and Thompson and Ms. Topsøe served on our compensation committee. None of the members of our compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. Ms. Topsøe may be deemed to have an interest in certain transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the Securities Act). These transactions are disclosed in the section titled “Certain Relationships and Related Party and Other Transactions,” and such disclosure is incorporated by reference herein.

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our corporate governance and nominating committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our corporate governance and nominating committee considers include such factors as character, integrity, judgment, diversity (including, without limitation, diversity in terms of gender, race, ethnicity and experience), age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things. Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our corporate governance and nominating committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

The corporate governance and nominating committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our corporate governance and nominating committee may take into account the benefits of diverse viewpoints. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full board of directors the director nominees for selection.

Board of Directors Diversity Matrix

Our board of directors and corporate governance and nominating committee are committed to diversity of experience, gender, race and ethnicity, and seeks to ensure that there is diversity of thought among our directors. We believe that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and shareholder and community representation that will allow the board of directors to fulfill its responsibilities.

Board Diversity Matrix (As of March 31, 2024)
Total Number of Directors	9

	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	0
Part II: Demographic Background
Asian	1	1	0
White	3	4	0
LGBTQ+	0	0	0
Did Not Disclose Demographic Background	0	0	0

Stockholder Recommendations for Nominations to the Board of Directors

Our corporate governance and nominating committee will consider director candidates recommended by stockholders holding no less than $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination, so long as such recommendations or nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support of the candidate by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws. Our corporate governance and nominating committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043. To be timely for the 2025 annual meeting of stockholders, nominations must be received by our Secretary in compliance with the deadlines discussed above. See “Questions and Answers About the Annual Meeting— What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” for more information.

Communications with the Board of Directors

Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043. Our Secretary monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board of directors or non-management director, of independent advisors or of our management.

This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations website at https://investor.igmbio.com/. We will post any amendments to our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

Role of the Board in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Our corporate governance and nominating committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.

Director Compensation

In connection with our initial public offering, our board of directors adopted, and our stockholders approved, a compensation policy for our non-employee directors. This policy was developed with input from our compensation committee’s independent compensation consultant, Aon, regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors. Our compensation committee, with input from Aon, has made adjustments to our non-employee director compensation program, most recently in February 2024 in an effort to provide competitive compensation opportunities for our non-employee directors.

Under the outside director compensation policy, each non-employee director receives cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.

The director compensation policy includes a maximum annual limit of $750,000 or, in the first year of a non-employee director’s service on our board of directors, $1,000,000, of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year. For purposes of these limitations, the value of an equity award is based on its grant date fair value (determined in accordance with generally accepted accounting principles, or GAAP). Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Under our outside director compensation policy, each non-employee director is paid an annual cash retainer of $40,000 and cash compensation based on role. In 2023, each non-employee director was entitled to receive the following cash compensation for his or her services under the policy:

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$30,000 per year for service as chair of the board of directors;
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$15,000 per year for service as chair of the audit committee;

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$7,500 per year for service as a member of the audit committee;
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$10,000 per year for service as chair of the compensation committee;
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$5,000 per year for service as a member of the compensation committee;
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$10,000 per year for service as chair of the corporate governance and nominating committee;
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$5,000 per year for service as a member of the corporate governance and nominating committee;
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$10,000 per year for service as chair of the research and clinical development committee; and
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$5,000 per year for service as a member of the research and clinical development committee.

Following the amendment of our outside director compensation policy effective February 26, 2024, each non-employee director is entitled to receive the following cash compensation for his or her services under the policy:

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$35,000 per year for service as chair of the board of directors;
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$20,000 per year for service as chair of the audit committee;
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$10,000 per year for service as a member of the audit committee;
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$12,000 per year for service as chair of the compensation committee;
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$6,000 per year for service as a member of the compensation committee;
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$10,000 per year for service as chair of the corporate governance and nominating committee;
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$5,000 per year for service as a member of the corporate governance and nominating committee;
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$12,000 per year for service as chair of the research and clinical development committee; and
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$6,000 per year for service as a member of the research and clinical development committee.

In addition, each non-employee director who serves on the board of directors of one of our majority owned subsidiaries will be eligible to earn an additional $40,000 in annual fees for each subsidiary board on which he or she serves (paid quarterly in arrears on a prorated basis, provided that the fees for the first quarter during which the non-employee serves on a subsidiary board will not be prorated).

Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

Each non-employee director may elect on an annual basis to convert 0%, 50% or 100% of his or her retainer cash compensation with respect to services to be performed in a future calendar quarter and otherwise scheduled to be paid following the completion of those services into a number of restricted stock units (RSUs and, such award, a Retainer Award) having a grant value equal to the aggregate amount of the elected percentage of the retainer cash compensation payable to such non-employee director under the policy for the applicable quarter (as determined on the applicable date of grant of such Retainer Award). The Retainer Awards are automatic and nondiscretionary and are granted on the last business day of each quarter with respect to the retainer cash compensation that would have been paid in such fiscal quarter. All RSUs underlying such Retainer Awards will be fully vested upon grant. The grant value for any Retainer Award is calculated based on the volume weighted average price of one share of our common stock over the fourth quarter of the year immediately preceding the year of the date of grant. Following the amendment of our outside director compensation policy in February 2024, our non-employee directors may make an irrevocable election to defer the delivery of the shares subject to any RSUs granted in respect of a Retainer Award, subject to the terms of our outside director compensation policy and a deferral election form.

Equity Compensation

Initial Options. Each person who first becomes a non-employee director after the effective date of the director compensation policy will be granted an initial award of a nonstatutory stock option (the Initial Option) to purchase shares of our common stock. Before the amendment of the policy in February 2024, each Initial Option covered a fixed number of 31,000 shares. From and after February 2024, each Initial Option will cover a fixed number of 58,800 shares of our common stock. The Initial Option will be scheduled to vest as to 1/3rd of the shares subject to the option on the first anniversary of the director’s commencement of service to us and 1/36th of the shares will vest each month thereafter, subject to continued service to us through each applicable vesting date. If the person was a member of our board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the person to an Initial Option.

Annual Options. Each non-employee director automatically will receive, at the same time we make our annual equity awards to our executive officers, an annual award of a nonstatutory stock option (an Annual Option) to purchase shares of our common stock. Before the amendment of the policy in February 2024, each Annual Option covered a fixed number of 15,500 shares. From and after February 2024, each Annual Option will cover a fixed number of 29,400 shares. Each Annual Option will vest as to 1/12th of the shares subject to the option for each month of service after the date of the first annual meeting of our stockholders following the date of grant, and will vest in full on the earlier of (i) the twelve-month anniversary of the date of the first annual meeting of our stockholders following the date of grant or (ii) the date of the second regularly scheduled annual meeting of our stockholders that next follows the date of grant of the Annual Option, subject to continued service to us through the applicable vesting date. The term of each option granted under the policy will be 10 years, subject to earlier termination as provided in our Amended and Restated 2018 Omnibus Incentive Plan (the 2018 Plan). Each option granted under the policy will have an exercise price per share equal to 100% of the fair market value per share on the date of grant.

Change in Control. In the event of a “change in control” (as defined in the 2018 Plan), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of such change in control.

2023 Compensation

Directors who are also our employees receive no additional compensation for their service as directors. Mr. Schwarzer was our only employee director during 2023. See the section titled “Executive Compensation” for additional information about Mr. Schwarzer’s compensation.

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2023. Other than as set forth in the table, we did not pay any compensation or grant any equity awards or other incentive awards to any of our non-employee directors in 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Felix J. Baker, Ph.D.	—	21,955	146,594	168,549
M. Kathleen Behrens, Ph.D.	—	31,704	146,594	178,298
Julie Hambleton, M.D.	57,500	—	146,594	204,094
Michael Lee	—	19,498	146,594	166,092
Michael Loberg, Ph.D.(3)	—	35,950	146,594	182,544
William Strohl, Ph.D.	90,000	—	146,594	236,594
Elizabeth H.Z. Thompson, Ph.D.(4)	15,285	—	152,250	167,535
Christina Teng Topsøe	—	29,247	146,594	175,841
Jakob Haldor Topsøe	—	19,498	146,594	166,092

(1)
This column reflects the aggregate grant date fair value of the RSU awards granted to the director in 2023 as Retainer Awards, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). These amounts do not reflect the actual economic value that may be realized by the director. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of the RSUs reported in this column. Dr. Baker, Dr. Behrens, Mr. Lee, Dr. Loberg, Ms. Topsøe, and Mr. Topsøe each elected to receive the applicable Retainer Awards in lieu of retainer cash compensation (in the amounts of $11,250, $16,250, $10,000, $23,879, $15,000 and $10,000, respectively) pursuant to the terms of our director compensation policy.
(2)
This column reflects the aggregate grant date fair value of option awards granted to the director in 2023, computed in accordance with Topic 718. These amounts do not reflect the actual economic value that may be realized by the director. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of the options reported in this column.
(3)
Dr. Loberg terminated service as a non-employee director, effective October 3, 2023.

(4)
Dr. Thompson commenced service as a non-employee director, effective October 3, 2023.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2023:

		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options		Number of Securities Underlying Unexercisable Options		Option Exercise Price ($)	Option Expiration Date
Felix J. Baker, Ph.D.	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
M. Kathleen Behrens, Ph.D.	1/20/19	15,132	(1)	—		1.39	1/20/29
	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
Julie Hambleton, M.D.	12/22/18	15,132	(1)	—		1.39	12/22/28
	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
Michael Lee	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
Michael Loberg, Ph.D.(3)	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	3,875	(2)(3)	—		12.86	4/4/33
William Strohl, Ph.D.	12/22/18	15,132	(1)	—		1.39	12/22/28
	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
Elizabeth H.Z. Thompson, Ph.D.(4)	10/3/23	—		31,000	(5)	6.71	10/3/26
Christina Teng Topsøe	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33
Jakob Haldor Topsøe	9/17/19	12,100	(1)	—		16.00	9/17/29
	2/5/20	10,000	(1)	—		40.27	2/5/30
	2/19/21	6,423	(1)	—		91.50	2/19/31
	3/12/22	29,497	(1)	—		17.11	3/12/32
	4/4/23	7,750	(2)	7,750	(2)	12.86	4/4/33

(1)
The shares subject to the option were fully vested as of December 31, 2023.
(2)
1/12th of the shares subject to the option vest each month following June 23, 2023 subject to continued service through each such vesting date. The shares subject to the option will be fully vested no later than the date of our Annual Meeting.
(3)
Dr. Loberg terminated service as a non-employee director, effective October 3, 2023.
(4)
Dr. Thompson commenced service as a non-employee director, effective October 3, 2023.

(5)
1/3rd of the shares subject to the option vest on October 3, 2024, and 1/36th of the shares subject to the option vest monthly thereafter, subject to continued service through each such vesting date.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of nine members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, M. Kathleen Behrens, Ph.D., Elizabeth H.Z. Thompson, Ph.D., and Christina Teng Topsøe as nominees for election as Class II directors at the Annual Meeting. If elected, each of Drs. Behrens and Thompson and Ms. Topsøe will serve as a Class II director until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified. Drs. Behrens and Thompson and Ms. Topsøe are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee and to serve if elected. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Drs. Behrens and Thompson and Ms. Topsøe. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. We expect that Drs. Behrens and Thompson and Ms. Topsøe will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy.

Vote Required

The election of Class II directors requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class II directors. As a result, any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2024. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2019.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2024 if our audit committee believes that such a change would be in the best interests our company and our stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees (1)	$1,070,738	$959,025
Audit-Related Fees	—	—
Tax Fees (2)	42,000	—
All Other Fees	—	—
Total Fees	$1,112,738	$959,025

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, reviews of our quarterly financial statements for those fiscal years, reviews of offering documents and registration statements for our securities and the issuance of related comfort letters, and related services that are normally provided in connection with the foregoing.
(2)
“Tax Fees” consist of fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.

Auditor Independence

In our fiscal year ended December 31, 2023, there were no other professional services provided by Deloitte & Touche LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at https://igmbio.com/. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and Deloitte;
•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•
received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte its independence.

Based on the audit committee’s review and discussions with management and Deloitte, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

M. Kathleen Behrens, Ph.D. (Chair)

Julie Hambleton, M.D.

Elizabeth H.Z. Thompson, Ph.D.

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the Securities Act), or under the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

PROPOSAL NO. 3

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE

LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW

On April 14, 2024, our board of directors voted to approve, and to recommend that our stockholders approve, an amendment to our certificate of incorporation to provide for the elimination of monetary liability of certain officers of the Company in certain limited circumstances, as permitted by Delaware law. The proposed certificate of amendment to our amended and restated certificate of incorporation, which would implement this proposal, is attached to this proxy statement as Appendix A.

Background and Rationale for Officer Exculpation

Pursuant to, and consistent with, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the DGCL), our amended and restated certificate of incorporation already eliminates the monetary liability of directors for breach of fiduciary duty as a director to the fullest extent permitted by Delaware law. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to exculpate certain officers for breaches of the fiduciary duty of care for direct claims. Like the corresponding provisions limiting the liability of directors, Section 102(b)(7) does not permit the elimination of liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Section 102(b)(7) also does not permit the limitation of liability of officers in any derivative action (brought by or in the right of the Company).

Officer exculpation would mitigate the risk to our officers of personal financial ruin as a result of an unintentional misstep—which is important for attracting and retaining talent—while not negatively impacting stockholder rights. Taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the corporate governance and nominating committee believes would provide to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the corporate governance and nominating committee recommended to our board of directors an amendment to the certificate of incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the board of directors determined that it is in the best interests of the Company and our stockholders to amend the certificate of incorporation as described herein.

Proposed Amendment to Our Certificate of Incorporation

To implement these officer exculpation provisions, we must amend Article IX of our certificate of incorporation. If the amendment is approved by our stockholders, we intend to file a certificate of amendment, in the form attached as Appendix A to this proxy statement, with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting, at which time the new amendment will become effective.

The foregoing description of the amendments to our amended and restated certificate of incorporation are qualified in their entirety by, and should be read in conjunction with, the full text of the proposed certificate of amendment, which is attached to this proxy statement as Appendix A.

Vote Required

The approval of the amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law requires the affirmative vote of a majority of the shares outstanding as of the record date for the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote.

The Board of Directors recommends a vote “FOR” the AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW.

PROPOSAL NO. 4

APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES (EXCLUDING OUR CHIEF

EXECUTIVE OFFICER AND NON-EMPLOYEE DIRECTORS)

Our board of directors has determined that it would be in the best interests of the Company and our stockholders to implement a one-time stock option exchange program (the “Exchange Program”), as described in detail below. If approved by stockholders, the Exchange Program would permit Eligible Employees (as defined below in the section entitled “—Eligible Employees”) to exchange their outstanding Eligible Options (as defined below in the section entitled “—Eligible Options”) issued under our Amended and Restated 2018 Omnibus Incentive Plan (the “2018 Plan”) for a lesser number of restricted stock units (“RSUs”) to be granted under our 2018 Plan. The lesser number of RSUs will be determined in accordance with exchange ratios that are described below and which will be designed to be approximately value-neutral from a financial accounting perspective, as of the date the exchange ratios are determined, provided that no applicable exchange ratio will be less than 2-for-1 (i.e., an option will not be exchanged for an award of RSUs covering more than 50% of the number of shares subject to such option (the “Exchange Ratio Floor”)). Each RSU represents an unfunded right to receive one share of our common stock on a fixed date in the future, which generally is the date on which the RSU vests. The exchanged options would be cancelled and the new RSUs would be granted promptly following the expiration of the offer (such date of the cancellation of exchanged options and the grant of the new RSU, the “Exchange Date”). Our chief executive officer (the “CEO”) and our non-employee directors would be ineligible to participate in the Exchange Program and do not stand to gain from the Exchange Program.

The Board of Directors unanimously recommends a vote “FOR” the approval of an Exchange Program for employees (excluding the CEO and non-employee directors.)

The board of directors believes the Exchange Program would enhance long-term stockholder value by improving our ability to incentivize and retain our employees without significant incremental compensation expense to the Company, as well as reducing our equity award “overhang” (that is, the number of shares subject to outstanding equity awards relative to the total number of shares of our common stock outstanding) through the cancellation of outstanding options that currently provide no meaningful retention or incentive value to our employees. Additionally, the board of directors believes that the Exchange Program creates retention value for the Company by requiring employees to “re-earn” their new RSUs granted pursuant to the Exchange Program through a new vesting schedule.

Reasons for the Exchange Program

We rely on skilled and educated employees. Competition for these types of employees is intense. Equity awards have been, and continue to be, a key part of our incentive compensation and retention program and are designed to motivate and reward employees’ efforts. We believe that to develop and market our products, we need to maintain competitive employee compensation and incentive programs.

In recent years, the market price of our common stock has been subject to material fluctuations, many of which were outside the control of our company and our employees, and has declined. As a result of our stock price decline, a substantial number of our employees who hold outstanding stock options are holding options that are substantially “underwater” (meaning the exercise prices of the options are higher than the current market price of our common stock). The weighted average exercise price per share of options held by our employees was $25.08 compared to a $9.65 closing price on March 29, 2024, for our common stock. As of March 29, 2024, options to purchase approximately 29% of the total number of shares subject to outstanding options held by our employees would be eligible to be exchanged under our Exchange Program. These underwater options do not currently provide meaningful retention or incentive value to our employees, and in some cases negatively impact employee retention and motivation, while nevertheless creating an overhang to our stockholders of approximately 2.0 million shares. The failure to address the underwater option concerns soon will make it more difficult for us to retain our key employees. If we cannot retain these key employees, our business, results of operations and future stock price could be adversely affected. Additionally, under applicable accounting rules, we are required to continue to recognize compensation expense related to these options while they remain outstanding, even if they are never exercised because they remain underwater and do not fully provide the intended incentive and retention benefits.

Beginning in 2023, our compensation committee began to consider employee retention issues associated with our reduced stock price relative to exercise prices of outstanding stock options. Our compensation committee engaged Aon, an independent compensation consulting firm that regularly advises the compensation committee, to assist the compensation committee in evaluating issues associated with underwater stock options and in structuring a compensation program designed to retain and provide incentives to our employees holding underwater options. We evaluated several alternatives with Aon, including increasing cash compensation and/or granting additional equity awards. Increasing cash compensation to provide the necessary incentives would substantially increase our compensation expenses. Likewise, granting additional stock options at current market prices or RSUs to provide the necessary incentives would substantially increase our overhang and cause dilution to our stockholders.

We also considered a stock option exchange program. The compensation committee and Aon performed a comprehensive evaluation of the positive and negative attributes of a stock option exchange program. As part of this evaluation, the compensation committee identified the likely participants in an exchange program and discussed the value of the exchanged equity awards, the general parameters of an exchange program and the probable effects of an exchange program on our current hiring plans and retention goals. We determined that a program under which our employees (other than our CEO) could exchange underwater options for a lesser number of RSUs was most attractive for a number of reasons, including the following:

Reasonable, Balanced Incentives. We believe the grant of a lesser number of RSUs in exchange for the Eligible Options is a reasonable and balanced exchange program with the potential for significant positive impact on employee retention, motivation and performance. We believe that offering to grant new RSUs in exchange for underwater options will retain and motivate employees participating in the Exchange Program because the new RSUs, which have inherent value and new vesting periods that will exceed the remaining vesting periods of the surrendered options, will have greater retention and incentive value than their underwater options.

Overhang Reduction. Not only do the underwater options have diminished employee retention value, they cannot be removed from our equity award overhang until they are exercised, expire or otherwise terminate (for example, when an employee leaves our employment). The Exchange Program would reduce our overhang and eliminate many of the ineffective underwater options that are currently outstanding because participating employees would receive new RSUs covering a lesser number of shares than the number of shares covered by the surrendered options. If all Eligible Options are exchanged, based on calculations performed as of March 31, 2024 and an eligibility threshold of about $17.70 per share, options to purchase up to approximately 2.0 million shares could be surrendered and cancelled, while, based on such assumptions, new RSUs covering approximately 0.8 million shares would be issued, resulting in a net reduction in the equity award overhang by approximately 1.2 million shares, or approximately 2.0% of the number of shares of our common stock outstanding as of March 31, 2024. Under the terms of the 2018 Plan, any exchanged options under the 2018 Plan automatically will be reserved for future issuance under the 2018 Plan as a result of the cancellation of such options pursuant to the Exchange Program.

Align Compensation Costs with Retention and Motivation Value of Equity Awards. Our underwater options have exercise prices that are equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to these grants while they remain outstanding, even if they are never exercised because they remain underwater and do not fully provide the intended incentive and retention benefits. By replacing underwater options that have diminished retention or incentive value with new RSUs that will provide both enhanced retention and incentive value while not incurring significant incremental compensation expense, we believe the Exchange Program will allow us to recapture retentive and incentive value from the compensation expense that we have recorded and will continue to record in our financial statements with respect to the Eligible Options.

Decrease Pressure for Additional Grants. If we are unable to conduct the Exchange Program, we may find it necessary to issue a significant number of additional options or other equity awards to employees above and beyond our ongoing equity grant practices in order to provide renewed incentive to employees. These additional grants would increase our overhang as well as our compensation expense.

Description of the Exchange Program

Eligible Employees

The Exchange Program will be open to all employees of the Company (but excluding our CEO and non-employee directors) holding underwater options and who are employed by us at the start of the Exchange Program. Such individuals are referred to as “Eligible Employees.” In addition to being an employee as of the start of the Exchange Program, an individual will only be eligible to participate in the Exchange Program if he or she continues to provide services to us through the new RSU grant date.

Participation in the Exchange Program would be voluntary. However, if an Eligible Employee elects to exchange an Eligible Option, then the entire Eligible Option must be exchanged pursuant to the Exchange Program. As of March 31, 2024, there were approximately 171 Eligible Employees.

Eligible Options

The only options that Eligible Employees may exchange in the Exchange Program are those outstanding options under the 2018 Plan held by an Eligible Employee that were granted on or prior to March 1, 2023 and that have a per share exercise price equal to or greater than, as of a date shortly prior to the date we commence the Exchange Program, the higher of (i) 150% of the closing price of our common stock or (ii) the 52-week high of the intra-day high price of our common stock (the “Eligible Options”). We used an exercise price eligibility threshold to ensure that only outstanding options that are significantly underwater are eligible for the Exchange Program.

As of March 31, 2024, and assuming an exercise price eligibility threshold for options equal to or above $17.70 per share, Eligible Employees were holding Eligible Options to purchase approximately 2.0 million shares of our common stock, with a weighted average exercise price of $51.61 per share and a weighted average remaining term of 7.27 years. All Eligible Options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.

Exchange Ratios

The Exchange Program is not structured as a one-for-one exchange. Instead, it more closely approximates a value-for-value exchange of the Eligible Options for new RSUs. Eligible Employees surrendering outstanding Eligible Options will receive new RSUs covering a lesser number of shares than are covered by the surrendered Eligible Options on an approximately value-neutral basis for financial accounting purposes, subject to the Exchange Ratio Floor. The Exchange Ratio Floor is intended to ensure that no options are exchanged at a ratio lower than 2-for-1 in the interest of stockholders.

The number of shares underlying the new RSUs received in exchange for one share underlying an Eligible Option that is surrendered in the exchange is referred to as the “exchange ratio.” The exchange ratio with respect to an Eligible Option will vary depending on the extent to which the Eligible Option is underwater, and generally will be higher for an Eligible Option with a higher exercise price. This is because in general, an Eligible Option with a higher per share exercise price (and thus more deeply underwater) has less value than an otherwise underwater Eligible Option with a per share exercise price that is closer to the fair market value of a share of our common stock. For ease of administration, we will determine exchange ratios that apply to Eligible Options with exercise prices in ranges rather than determining an exchange ratio that applies for each particular exercise price.

Setting the exchange ratios in this manner is intended to result in the issuance of new RSUs with a fair value for financial accounting purposes substantially similar to the fair value of the Eligible Options surrendered in the Exchange Program (except as required to reflect the Exchange Ratio Floor), but adjusted to reflect the need to provide further retention incentives to participants in the Exchange Program. As a result, we do not expect to recognize any significant incremental compensation expense for accounting purposes for the new RSUs issued in the Exchange Program, other than compensation expense that might result from fluctuations in our stock price after the exchange ratios have been set, but before the exchange is made.

For illustrative purposes only, the table below summarizes information regarding Eligible Options, including the applicable exercise price ranges and the applicable exchange ratios, had the offer been commenced as of March 31, 2024. The actual exercise price ranges and exchange ratios will be determined immediately prior to the commencement of the Exchange Program, in a manner consistent with that used to formulate the illustration below. Since the number of Eligible Employees and Eligible Options and the applicable exchange ratios will not be known until the Exchange Program commences, we are unable to determine at this time the actual number of new RSUs that may be granted in connection with the Exchange Program.

Exercise Price of Eligible Options	Number of Shares Underlying Eligible Options	Weighted Average Exercise Price of Eligible Options	Weighted Average Remaining Term of Eligible Options (Years)	Exchange Ratio (Number of Eligible Options to New RSUs)(1)	Maximum Number of New RSUs that May Be Granted Upon Surrender of Eligible Options
$17.70-$39.99	710,670	$22.34	8.03	2.00-for-1	355,335
$40.00-$79.99	915,696	$58.97	6.84	2.50-for-1	366,278
Greater than or equal to $80.00	363,692	$90.27	6.84	3.00-for-1	121,231
Total	1,990,058	$51.61	7.27		842,844

(1)
The Exchange Ratio Floor may not be applicable if, when the actual exchange ratios are determined, the lowest exchange ratio determined to be value neutral from a financial accounting perspective is higher than the Exchange Ratio Floor.

The total number of RSUs that a participating Eligible Employee will receive in exchange for a surrendered Eligible Option will be determined by converting the number of shares subject to the surrendered Eligible Option according to the applicable exchange ratio and rounding down to the nearest whole share. The exchange ratios will be applied on a grant-by-grant basis.

Terms and Vesting Schedule

The new RSUs will be subject to the terms and conditions of the 2018 Plan and an RSU award agreement issued thereunder. 50% of the new RSUs received in exchange for vested Eligible Options shall vest on the 1-year anniversary of the Exchange Date, and the remaining new RSUs shall vest in 4 equal quarterly installments over the following year, in each case subject to continued service through the applicable vesting date. 50% of new RSUs received in exchange for unvested Eligible Options shall vest on the date that is 18 months following the Exchange Date, and the remaining new RSUs shall vest in 6 equal quarterly installments over the following 18 months, in each case subject to continued service through the applicable vesting date. In no event will the new RSU award be scheduled to vest in full sooner than provided in the vesting schedule of the original Eligible Option it replaces. As a result, the new vesting schedules will extend the total vesting periods associated with the Eligible Options, meaning that, Eligible Employees participating in the Exchange Program will, in effect, have to “re-earn” the new RSUs through continued service. As of March 31, 2024, approximately 64% of the shares covered by the Eligible Options already were fully vested.

Impact on the 2018 Plan Share Reserve

Shares subject to Eligible Options granted under the 2018 Plan that are surrendered in the Exchange Program will become available for issuance pursuant to future awards granted under the 2018 Plan, including the new RSUs to be granted under the Exchange Program. If shares subject to the new RSUs are forfeited following the Exchange Program, these shares also will return to the 2018 Plan and become available for future issuance pursuant to awards granted under the 2018 Plan.

Implementing the Exchange Program

If stockholders approve the implementation of the Exchange Program, our board of directors or the compensation committee will determine the final terms of the Exchange Program, including the applicable exchange ratios, consistent with the description in this proposal. If we receive stockholder approval of the Exchange Program, the Exchange Program will begin within 12 months after stockholder approval. We expect to commence the Exchange Program by September 30, 2024, subject to change. Even if the stockholders approve the Exchange Program, the board of directors still may determine later not to implement the Exchange Program.

Upon commencing the Exchange Program, Eligible Employees will receive written materials explaining the terms and timing of the Exchange Program (an “offer to exchange”). Eligible Employees will be given at least 20 U.S. business days to elect to exchange some or all of their Eligible Options for a grant of new RSUs. Eligible Employees can make these elections by filling out an election form which would be distributed to them as part of the offer to exchange and submitting the form to our designated representative within the 20 U.S. business day period (or such longer period as we choose to keep the offer to exchange open). After the offer to exchange is closed, all Eligible Options that were surrendered for exchange would be cancelled and we would grant new RSUs based on the exchange ratios determined as described above. All new RSUs will be granted under the 2018 Plan.

At or before commencement of the Exchange Program, we will file the offer to exchange with the Securities and Exchange Commission (the “SEC”) as part of a tender offer statement on Schedule TO. Eligible Employees, as well as stockholders and members of the public, will be able to obtain the offer to exchange and other documents we file with the SEC free of charge from the SEC’s website at www.sec.gov.

U.S. Federal Income Tax Consequences

The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Exchange Program. A more detailed summary of the applicable tax considerations to participants will be provided in the offer to exchange. The applicable U.S. federal income tax law and regulations may change, and the U.S. Internal Revenue Service may adopt a position contrary to the summary below. All holders of Eligible Options are urged to consult their own tax advisers regarding the tax treatment of participating in the Exchange Program under all applicable laws prior to participating in the option exchange program.

We believe the exchange of Eligible Options for new RSUs pursuant to the Exchange Program should be treated as a non-taxable exchange and neither we nor any of the Eligible Employees should recognize any income for U.S. federal income tax purposes upon the surrender of Eligible Options and the grant of new RSUs. The tax consequences for participating non-U.S. employees may differ from the U.S. federal income tax consequences described in the preceding sentences.

Potential Modification to Terms of Exchange Program

The terms of the Exchange Program will be described in an offer to exchange that will be filed with the SEC. Although we do not anticipate that the SEC would require us to materially modify the Exchange Program’s terms, it is possible that we will need to alter the terms of the Exchange Program to comply with comments from the SEC. Changes in the terms of the Exchange Program may also be required for tax purposes. Our board of directors or the compensation committee will retain the discretion to make any such necessary or desirable changes to the terms of the Exchange Program for purposes of complying with comments from the SEC or optimizing the U.S. or foreign tax consequences.

Financial Accounting Consequences

We account for share-based payments in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), “Compensation-Stock Compensation.” Under ASC 718, to the extent the fair value of each award of stock options granted pursuant to the Exchange Program exceeds the fair value of the surrendered stock options, such excess is considered incremental compensation. We do not expect the incremental compensation, if any, to be significant. We will recognize any such incremental compensation expense ratably over the vesting period of the new RSUs.

The exchange ratios for the Exchange Program will be established in a manner that is intended to result in the issuance of new RSUs that have a fair value substantially close to the fair value of the surrendered options they replace (based on valuation assumptions made as of the date the exchange ratios are determined), subject to the Exchange Ratio Floor. The compensation expense may be affected by fluctuations in our stock price before the option exchange actually occurs. We currently recognize and will continue to recognize compensation expense relating to the Eligible Options until they terminate or are exercised in full, even though they are underwater and do not fully provide the intended incentive and retention benefits.

Program Participation

Participation in the Exchange Program is completely voluntary. As a result, we are not able to predict who or how many Eligible Employees will elect to participate, how many options will be surrendered for exchange or the number of new RSUs that may be issued. The Exchange Program will not be conditioned on a minimum level of participation.

Financial Statements

Our financial statements are incorporated by reference from our annual report on Form 10-K filed with the SEC on March 7, 2024.

If you are both a stockholder and an employee holding Eligible Options, please note that voting to approve the Exchange Program does not constitute an election to participate in the Exchange Program.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon will be required for approval of the Exchange Program. If the Exchange Program is not approved by a majority of the shares represented and voting at the Annual Meeting, then the Exchange Program will not commence and we will need to explore other avenues for providing retentive value to our employees.

The Board OF DIRECTORS recommends that stockholders vote TO APPROVE A STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES (EXCLUDING OUR CHIEF EXECUTIVE OFFICER AND NON-EMPLOYEE DIRECTORS).

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2024. Officers are elected by our board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Fred Schwarzer	72	Chief Executive Officer, President and Director
Lisa L. Decker, Ph.D.	55	Chief Business Officer
Mary Beth Harler, M.D.	59	Head, Research and Autoimmunity(1)
Bruce Keyt, Ph.D.	71	Chief Scientific Officer
Misbah Tahir	49	Chief Financial Officer
Chris H. Takimoto, M.D., Ph.D., F.A.C.P.	65	Chief Medical Officer

(1) Dr. Harler became an executive officer of our company effective April 2024.

For the biography of Mr. Schwarzer, please see “Board of Directors and Corporate Governance—Continuing Directors.”

Lisa L. Decker, Ph.D. has served as our Chief Business Officer since March 2021. Prior to joining us, Dr. Decker served as Chief Business Officer of Atreca, a biopharmaceutical company, from June 2019 until March 2021. Dr. Decker also previously served in various roles at Nektar Therapeutics, a development stage biopharmaceutical company, from August 2008 to June 2019, including as Vice President of Business Development from August 2017 until June 2019, Executive Director, Business Development from August 2012 until August 2017, Executive Director, Business Strategy and Operations from January 2010 until July 2012, and Senior Director, Alliance Management from August 2008 until December 2009. Prior to this, Dr. Decker served in a number or roles at the Office of Technology Management at the University of Massachusetts Medical School from 2000 until 2008. Dr. Decker currently serves on the board of directors of Chimerix, Inc., a publicly traded biopharmaceutical company. Dr. Decker holds a Ph.D. in Immunology from Tufts University School of Medicine and conducted her postdoctoral training at Harvard Medical School.

Mary Beth Harler, M.D. joined our company in October 2021 and serves as our Head, Research & Autoimmunity. Before joining us, Dr. Harler held various roles at Bristol-Myers Squibb from 2010 to 2021, including Senior Vice President, Head of Immunology and Fibrosis Development from November 2019 to October 2021, as well as Head of Innovative Medicines Development from December 2017 to November 2019 and Head of Innovative Clinical Development in the cardiovascular, fibrosis, immunoscience and genetically-defined diseases group from October 2016 to November 2019. During her time at Bristol-Myers Squibb she oversaw development of multiple assets across a range of diseases including Sotyktu (deucravacitinib) in psoriasis, inflammatory bowel disease (IBD), and lupus. She also oversaw development activities for approved medicines within the immunology portfolio, including Orencia, Nulojix, and Zeposia. Prior to joining Bristol-Myers Squibb, Dr. Harler worked in both medical affairs and clinical research at Wyeth Pharmaceuticals (now part of Pfizer). Dr. Harler received a B.S. from Wheeling University and an M.D. from Marshall University. She completed training as a general surgeon at Brown University’s Rhode Island Hospital, where she was also a research fellow with a focus on the role of immune cells in wound healing.

Bruce Keyt, Ph.D. has served as our Chief Scientific Officer since August 2012 and previously served as a consultant for us beginning in August 2010. Prior to joining us, Dr. Keyt served as Chief Technology Officer at Trellis Bioscience, an antibody discovery company, from August 2007 to February 2010. Earlier in his career, he served as Head of Research between 2005 and 2006 at Abmaxis, a biotechnology company, which was acquired by Merck. He was the Vice President of Preclinical Development at Abgenix, a biotechnology company, from 2001 through the acquisition of Abgenix by Amgen in 2005. Dr. Keyt was the Director of Pharmacology at Millennium Pharmaceuticals from 1998 to 2001. From 1982 to 1998, he served in research and development roles at Roche/Genentech as a Scientist and Senior Scientist, where he made significant contributions to the discovery and development of Avastin, Lucentis, Activase tPA, TNKase-tPA and Kogenate. Dr. Keyt received a B.A. in Chemistry from Washington University in St. Louis and a Ph.D. in Biochemistry from Tufts University School of Medicine.

Misbah Tahir joined IGM in January 2019 as Chief Financial Officer. He previously served as Vice President, Finance at Dermira. Prior to joining Dermira in 2014, he held finance leadership positions at Onyx Pharmaceuticals, Human Genome Sciences and Amgen. Mr. Tahir began his career as a management consultant at the consulting firm of Oliver Wyman. He received a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from the University of Michigan Business School. Mr. Tahir is a certified public accountant, inactive, in the state of California.

Chris H. Takimoto, M.D., Ph.D., F.A.C.P. has served as our Chief Medical Officer since July 2021. Prior to joining us, Dr. Takimoto served as Senior Vice President, Oncology at Gilead Sciences from April 2020 to July 2021. Prior to joining Gilead Sciences, Dr. Takimoto was Chief Medical Officer of Forty Seven from February 2016 until Forty Seven was acquired by Gilead Sciences in April 2020. Prior to that Dr. Takimoto held various leadership positions at biotechnology companies including Janssen Research Development and Ortho Biotech Oncology Research and Development and multiple positions at academic institutions such as the University of Texas Health Science Center, the National Cancer Institute, and the Uniformed Services University of the Health Sciences. Dr. Takimoto has also served as a Commissioned Officer in the U.S. Public Health Service. Dr. Takimoto received a B.S. in Chemistry from Stanford University, a Ph.D. in Pharmacology from Yale University, and an M.D. from Yale University School of Medicine.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive office, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2023, our compensation committee retained Aon, a national compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Aon serves at the discretion of our compensation committee. As part of its engagement, Aon assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our compensation committee periodically considers and assesses Aon’s independence, including whether Aon has any potential conflicts of interest with our company or members of our compensation committee. In connection with Aon’s engagement, our compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Aon or the individual consultants employed by Aon that perform services for our compensation committee.

Our named executive officers for the fiscal year ended December 31, 2023, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2023 are:

•
Fred Schwarzer, our Chief Executive Officer, President and Director;
•
Bruce Keyt, Ph.D., Chief Scientific Officer; and
•
Chris H. Takimoto, M.D., Ph.D., F.A.C.P., our Chief Medical Officer.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
Fred Schwarzer	2023	646,797	868,050	1,336,743	355,738	3,207,328
Chief Executive Officer, President and Director	2022	621,920	6,782	4,332,020	355,738	5,316,460
Bruce Keyt, Ph.D.	2023	492,326	337,575	519,845	221,458	1,571,204
Chief Scientific Officer	2022	473,200	218,056	928,290	219,754	1,839,300
Chris H. Takimoto, M.D., Ph.D., F.A.C.P.	2023	486,492	337,575	519,845	218,900	1,562,812
Chief Medical Officer	2022	467,736	213,875	928,290	217,217	1,827,118

(1)
This column reflects the aggregate grant date fair value of the RSU awards granted to the named executive officer in the applicable fiscal year, computed in accordance with Topic 718; provided, that with respect to the RSU awards covering an aggregate of 55,326 shares of our common stock granted to Fred Schwarzer and Bruce Keyt in lieu of a 2022 cash bonus under our Executive Incentive Compensation Plan, the amount reflects the incremental difference between the grant date fair value of such RSU award and the amount of the foregone cash bonus, or $6,782 for Mr.

Schwarzer and $4,182 for Mr. Keyt. These amounts do not reflect the actual economic value that may be realized by the named executive officer. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of the RSUs reported in this column.
(2)
This column reflects the aggregate grant date fair value of option awards granted to the named executive officer in the applicable fiscal year, computed in accordance with Topic 718. These amounts do not reflect the actual economic value that may be realized by the named executive officer. See Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of the options reported in this column.
(3)
This column reflects annual incentives earned under our Executive Incentive Compensation Plan. Fred Schwarzer and Bruce Keyt elected to receive their annual incentive for performance during 2023 under the Executive Incentive Compensation Plan in the form of RSU awards, and Fred Schwarzer, Chris Takimoto and Bruce Keyt elected to receive their annual incentive for performance during 2022 under the Executive Incentive Compensation Plan, in the form of RSU awards. In March 2024, Fred Schwarzer received 38,583 RSUs and Bruce Keyt received 24,019 RSUs in lieu of bonuses under the Executive Incentive Compensation Plan for 2023, with the number of RSUs determined by taking 115% of the applicable named executive officer’s 2023 bonus amount and dividing it by the volume weighted average price of a share of our common stock between March 8, 2024 and March 21, 2024. The incremental value associated with such RSUs was negative, and therefore is not reflected in the table above. In April 2023, Fred Schwarzer received 34,200 RSUs and Bruce Keyt received 21,126 RSUs in lieu of cash bonuses under the Executive Incentive Compensation Plan for 2022, with the number of RSUs determined by taking 115% of the applicable named executive officer’s 2022 bonus amount and dividing it by the volume weighted average price of a share of our common stock between March 31 and April 13, 2023. For additional information regarding our Executive Incentive Compensation Plan, please see the section below titled “—Executive Incentive Compensation Plan.”

Outstanding Equity Awards at 2023 Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(2)
Fred Schwarzer	12/21/18	158,888	(3)	—	$1.39	12/21/28	—		—
	2/18/19	125,845	(3)	—	$1.39	2/18/29	—		—
	2/5/20	143,750	(4)	6,250	$40.27	2/5/30	—		—
	2/19/21	88,541	(5)	36,459	$91.50	2/19/31	—		—
	3/12/22	153,125	(6)	196,875	$17.11	3/12/32	—		—
	4/4/23	25,312	(7)	109,688	$12.86	4/4/33	—		—
	4/4/23	—		—	—	—	67,500	(8)	$560,925
Bruce Keyt, Ph.D.	3/10/15	264	(3)	—	$0.93	3/10/25	—		—
	1/16/17	90,793	(3)	—	$1.00	1/16/27	—		—
	2/1/19	96,275	(3)	—	$1.39	2/1/29	—		—
	2/5/20	71,875	(4)	3,125	$40.27	2/5/30	—		—
	2/19/21	35,416	(5)	14,584	$91.50	2/19/31	—		—
	3/12/22	32,812	(6)	42,188	$17.11	3/12/32	—		—
	3/12/22	—		—	—	—	9,375	(9)	$77,906
	4/4/23	9,843	(7)	42,657	$12.86	4/4/33	—		—
	4/4/23	—		—	—	—	26,250	(8)	$218,138
Chris H. Takimoto, M.D., Ph.D., F.A.C.P.	7/30/21	90,625	(10)	59,375	$68.01	7/30/31	—		—
	3/12/22	32,812	(6)	42,188	$17.11	3/12/32	—		—
	3/12/22	—		—	—	—	9,375	(9)	$77,906
	4/4/23	9,843	(7)	42,657	$12.86	4/4/33	—		—
	4/4/23	—		—	—	—	26,250	(8)	$218,138

(1)
The unvested portion of these awards are also subject to vesting acceleration under certain circumstances, as is more fully described below under “—Potential Payments upon Termination or Change in Control.”
(2)
Market value of shares is calculated based on the closing price of our common stock on December 29, 2023, the last trading day in 2023, which was $8.31.

(3)
The shares subject to the option were fully vested as of December 31, 2023.
(4)
1/48th of the shares subject to the option vest monthly beginning on March 5, 2020, subject to continued service through each such vesting date.
(5)
1/48th of the shares subject to the option vest monthly beginning on March 19, 2021, subject to continued service through each such vesting date.
(6)
1/48th of the shares subject to the option vest monthly beginning on April 12, 2022, subject to continued service through each such vesting date.
(7)
1/48th of the shares subject to the option vest monthly beginning on April 12, 2023, subject to continued service through each such vesting date.
(8)
1/4th of the shares subject to the RSU grant vest on each of March 12, 2024, March 12, 2025, March 12, 2026, and March 12, 2027, subject to continued service through each such vesting date.
(9)
1/4th of the shares subject to the RSU grant vest on each of March 12, 2024, March 12, 2025, and March 12, 2026, subject to continued service through each vesting date.
(10)
1/4th of the shares subject to the option vest on July 30, 2022, and 1/48th of the shares subject to the option vest monthly thereafter, subject to continued service through each such vesting date.

Employment Arrangements

Fred Schwarzer

In August 2019, we entered into a confirmatory employment letter with Fred Schwarzer, our Chief Executive Officer and President. The employment letter has no specific term and provides that Mr. Schwarzer is an at-will employee. The employment letter supersedes all existing agreements and understandings that Mr. Schwarzer may have concerning his employment relationship with us. The employment letter also provides Mr. Schwarzer with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Mr. Schwarzer’s annual base salary was $646,797 for 2023 and was subsequently increased to $672,669, effective January 1, 2024. He is currently eligible for an annual target cash incentive payment equal to 55% of his annual base salary.

Bruce Keyt, Ph.D.

In August 2019, we entered into a confirmatory employment letter with Bruce Keyt, our Chief Scientific Officer. The employment letter has no specific term and provides that Dr. Keyt is an at-will employee. The employment letter supersedes all existing agreements and understandings that Dr. Keyt may have concerning his employment relationship with us. The employment letter also provides Dr. Keyt with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Dr. Keyt’s annual base salary was $492,128 for 2023 and was subsequently increased to $511,813, effective January 1, 2024. He is currently eligible for an annual target cash incentive payment equal to 45% of his annual base salary.

Chris H. Takimoto, M.D., Ph.D., F.A.C.P.

In July 2021, we entered into an employment agreement with Chris Takimoto, our Chief Medical Officer. The employment agreement has no specific term and provides that Dr. Takimoto is an at-will employee. The employment agreement also provides Dr. Takimoto with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Dr. Takimoto’s annual base salary was $486,445 for 2023 and was subsequently increased to $505,903, effective January 1, 2024. He is currently eligible for an annual target cash incentive payment equal to 45% of his annual base salary.

Potential Payments upon Termination or Change in Control

In order to recruit and maintain a stable and effective management team, our compensation committee believes it is appropriate and necessary to provide assurance of certain severance and change in control benefits approved by the compensation committee, in consultation with Aon. In August 2019, we entered into participation agreements under our Change in Control and Severance Policy (the Severance Policy) with each of our named executive officers that provide for the severance and change in control benefits described below.

Our board of directors has approved the following change in control and severance benefits for our current executive officers and other key employees (collectively, participants) pursuant to the Severance Policy. Unless sooner terminated by our board of directors or compensation committee or by the consent of an impacted participant, the Severance Policy had an initial term of three years, subject to potential extension upon the occurrence of certain events set forth in the Severance Policy. The Severance Policy was amended in April 2023 to provide that, following the conclusion of its initial term, the Severance Policy would automatically extend for an additional one year term on each successive anniversary of its effective date, provided that our board of directors or compensation committee may provide that the Severance Policy will not renew and will terminate upon the conclusion of the applicable one year term by providing notice to all affected participants at least 60 days prior to the applicable renewal date.

The Severance Policy provides that if we terminate a participant’s employment outside of the period beginning three months prior to and ending 12 months after a “change in control” (as defined in the Severance Policy) (such period, the “change in control period”) other than for “cause” (as generally defined in the Severance Policy), death or disability (or, in the case of Mr. Schwarzer, if Mr. Schwarzer terminates his employment due to a “constructive termination” (as defined in the Severance Policy)), the participant will receive the following:

•
a lump sum payment equal to nine months’ base salary (12 months for Mr. Schwarzer); and
•
a lump sum payment equal to nine months of COBRA premiums (12 months for Mr. Schwarzer).

The Severance Policy provides that if a participant’s employment is terminated during the change in control period either by us other than for cause, death or disability or by the participant due to a “constructive termination”, the participant will receive the following:

•
a lump sum payment equal to 12 months’ base salary (18 months for Mr. Schwarzer);
•
100% acceleration of unvested time-based equity awards;
•
a lump sum payment equal to the participant’s pro-rata target annual bonus for the year of termination plus 100% of the participant’s target annual bonus for the year of termination (150% for Mr. Schwarzer); and
•
a lump sum payment equal to 12 months of COBRA premiums (18 months for Mr. Schwarzer).

The Severance Policy also provides that if in connection with a change in control, a participant’s then-unvested time-based equity awards are not assumed or replaced or substituted with an equivalent award by the acquiror or successor corporation, then 100% of such equity awards will immediately vest and become exercisable (if applicable).

The Severance Policy provides that if we discover after a participant’s receipt of payments or benefits under the Severance Policy that grounds for the termination of the participant’s employment for cause existed, then the participant will not receive any further payments or benefits under the Severance Policy and, to the extent permitted under applicable laws, will be required to repay to us any payments or benefits he or she received under the Severance Policy (or any financial gain derived from such payments or benefits).

In addition, the Severance Policy provides that if any payments or benefits received by a participant under the Severance Policy or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986 (the Code) and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount results in the higher after-tax payment to the participant. The Severance Policy does not require us to provide any tax gross-ups.

To receive the severance described above, the participant must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Policy. Except for provisions providing for accelerated vesting of a participant’s performance-based equity awards upon a termination either by us other than for cause, death or disability or by the participant due to a constructive termination, the Severance Policy supersedes any provisions in a participant’s offer letter or equity award agreement that provide for accelerated vesting upon certain terminations of employment.

Executive Incentive Compensation Plan

In August 2019, our board of directors adopted an Executive Incentive Compensation Plan (the Bonus Plan). The Bonus Plan is administered by a committee appointed by our board of directors. Unless and until our board of directors determines otherwise, our compensation committee is the administrator of the Bonus Plan. The Bonus Plan allows our compensation committee to provide cash incentive awards to selected employees, including our named executive officers, determined by our compensation committee, based upon performance goals established by our compensation committee. Our compensation committee, in its sole discretion, establishes a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period, a fixed dollar amount, or such other amount or based on such other formula as our compensation committee determines to be appropriate.

Under the Bonus Plan, our compensation committee determines the performance goals applicable to awards, which goals may include, without limitation: (i) research and development, (ii) regulatory milestones or regulatory-related goals, (iii) gross margin, (iv) financial milestones, (v) new product or business development, (vi) operating margin, (vii) product release timelines or other product release milestones, (viii) publications, (ix) cash flow, (x) cash position, (xi) procurement, (xii) savings, (xiii) internal structure, (xiv) leadership development, (xv) project, function or portfolio-specific milestones, (xvi) partnering, license or research collaboration agreements, (xvii) capital raising, (xviii) initial public offering preparations, (xix) patentability, (xx) revenue, (xxi) revenue growth, (xxii) stock price and (xxiii) individual objectives such as peer reviews or other subjective or objective criteria. As determined by our compensation committee, the performance goals may be based on GAAP or non-GAAP results and any actual results may be adjusted by our compensation committee for one-time items or unbudgeted or unexpected items and/or payments of actual awards under the Bonus Plan when determining whether the performance goals have been met. The goals may be on the basis of any factors our compensation committee determines relevant, and may be on an individual, divisional, business unit, segment or company-wide basis. Any criteria used may be measured on such basis as our compensation committee determines. The performance goals may differ from participant to participant and from award to award. Our compensation committee also may determine that a target award or a portion thereof will not have a performance goal associated with it but instead will be granted (if at all) in the compensation committee’s sole discretion.

All of the Company’s named executive officers participated in its annual cash incentive compensation program for 2023 (2023 Bonus Plan), which provided them with an opportunity to receive formula-based incentive amounts. These named executive officers’ target bonus opportunities under the 2023 Bonus Plan are expressed as a percentage of each named executive officer’s annual base salary. For 2023, the target bonus opportunity was 55% for Mr. Schwarzer, 45% for Dr. Keyt and 45% for Dr. Takimoto.

For 2023, the performance metrics for which achievement was measured to determine bonuses included corporate performance goals (including advancement of our development programs; achieving manufacturing milestones; and obtaining business development opportunities) and individual performance goals (other than in the case of Mr. Schwarzer, whose bonus was measured solely against corporate performance goals).

The amounts in the Summary Compensation Table under the column “Non-equity incentive plan compensation” are based on the named executive officer’s target bonus amount multiplied by the achievement percentage set by our compensation committee, consistent with the determinations under the applicable year’s bonus plan.

For 2023, Fred Schwarzer and Bruce Keyt elected to receive their bonuses under the 2023 Bonus Plan in the form of RSU Awards, as described above in the footnotes to the Summary Compensation Table.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees, including our named executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. In 2023, we started a matching program, whereby we match employee contributions at a rate of $1.00 for each dollar contribution, up to 3% of an eligible employee’s gross salary, and at the rate of $0.50 for each dollar contribution up to an additional 2% of an eligible employee’s gross salary; employees must contribute at least 5% of their gross salary to receive the full company matching contribution. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan. The 401(k) plan also permits contributions to be made on a post-tax basis for those employees participating in the Roth 401(k) plan component.

Hedging Prohibition

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders
2010 Stock Plan (2)	274,382	$0.95	—
Amended and Restated 2018 Omnibus Incentive Plan (3)	7,150,750	$28.94	3,536,312
Amended and Restated 2019 Employee Stock Purchase Plan (4)			1,376,988
Equity compensation plans not approved by security holders
TOTAL	7,425,132	$27.81	4,913,300

(1)
Represents the weighted-average exercise price of outstanding options. Because RSUs do not have an exercise price, the weighted-average exercise price does not take into account outstanding RSUs.
(2)
Our board of directors adopted, and our stockholders approved, the 2010 Stock Plan, as amended and restated (the 2010 Plan). In connection with our initial public offering and the adoption of the 2018 Plan, we no longer grant awards under the 2010 Plan; however, all outstanding options issued pursuant to the 2010 Plan continue to be governed by their existing terms. Includes options to purchase 274,382 shares of our common stock outstanding under the 2010 Plan.
(3)
Our board of directors adopted, and our stockholders approved, the 2018 Plan. The 2018 Plan provides that the number of shares available for issuance under the 2018 Plan will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 8,768,000 shares, (ii) four percent (4%) of the outstanding shares of voting and non-voting common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. Includes options to purchase 6,491,958 shares of our common stock and 658,792 shares underlying RSUs outstanding under our 2018 Plan.
(4)
Our board of directors adopted, and our shareholders approved, the 2019 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 560,000 shares, (ii) one percent (1%) of the outstanding shares of voting and non-voting common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2024 for:

•
each of our directors and nominees for director;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known by us, based solely on our review of public filings, to be the beneficial owner of more than 5% of our voting common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 33,560,554 shares of our common stock outstanding and 25,386,983 shares of our non-voting common stock outstanding as of March 31, 2024. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2024, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043.

	Amount and Nature of Beneficial Ownership
	Voting Common Stock #		Non-Voting Common Stock #		% of Total Outstanding
Name of Beneficial Owner	Shares(1)%		Shares	%	Capital Stock
Greater than 5% Stockholders:
Topsøe Holding A/S (1)	10,400,564	31.0	5,044,295	19.9	26.2
Entities affiliated with Baker Bros. Advisors LP (2)	4,147,700	12.4	10,720,924	42.2	25.2
Entities affiliated with Redmile Group, LLC (3)	3,150,560	9.4	7,199,325	28.4	17.6
Invus Public Equities, L.P. (4)	3,100,422	9.2	—	*	5.3
T. Rowe Price Associates, Inc. (5)	3,403,714	10.1	—	*	5.8
FMR LLC (6)	1,698,506	5.1	—	*	2.9
Named Executive Officers:
Fred Schwarzer (7)	1,015,476	3.0	—	*	1.7
Chris Takimoto, M.D., Ph.D, F.A.C.P. (8)	188,241	*	—	*	*
Bruce Keyt, Ph.D. (9)	467,195	1.4	—	*	*
Non-Employee Directors:
Felix J. Baker, Ph.D (2)	4,147,700	12.3	10,720,924	42.2	25.2
M. Kathleen Behrens, Ph.D. (10)	487,719	1.4	—	*	*
Julie Hambleton, M.D. (11)	89,360	*	—	*	*
Michael Lee (12)	78,082	*	—	*	*
William Strohl, Ph.D. (13)	87,360	*	—	*	*
Elizabeth H.Z. Thompson, Ph.D. (14)	1,452	*	—	*	*
Christina Teng Topsøe (15)	10,526,198	31.3	5,044,295	19.9	26.4
Jakob Haldor Topsøe (16)	10,557,646	31.4	5,044,295	19.9	26.5
All current directors and executive officers as a group (14 persons) (17)	17,835,116	49.6	15,765,219	62.1	57.0

* Represents beneficial ownership of less than 1%.

# Our non-voting common stock is convertible subject to certain limitations at any time at the option of the holder into shares of our common stock on a share-for-share basis, such that each holder of non-voting common stock beneficially owns an equivalent number of shares of common stock. Amounts in the “Voting Column Stock” columns exclude shares of non-voting common stock to the extent that the convertibility of such shares into shares of voting common stock is limited by an ownership limitation. For more information, see “Certain Relationships, Related Party and Other Transactions—Sales of Securities and Related Transactions—2022 Follow-on Offering.”

(1)
Based solely on a Schedule 13D/A reporting beneficial ownership as of, and filed with the SEC on, June 26, 2023, the shares consist of 10,400,564 shares of our common stock and 5,044,295 shares of our non-voting common stock held by Topsøe Holding A/S. All shares are held directly by Topsøe Holding A/S. Mr. Jakob Haldor Topsøe, Ms. Christina Teng Topsøe, Ms. Anne Haugwitz-Hardenberg-Reventlow, Mr. Emil Øigaard, Mr. Thomas Schleicher and Ms. Birgitte Nielsen, members of the board of directors of Topsøe Holding A/S, and may be deemed to share voting and investment power with respect to the shares reported herein. Each of Mr. Jakob Haldor Topsøe, Ms. Christina Teng Topsøe, Ms. Anne Haugwitz-Hardenberg-Reventlow, Mr. Emil Øigaard, Mr. Thomas Schleicher and Ms. Birgitte Nielsen disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein, if any. Mr. Jakob Haldor Topsøe and Ms. Christina Teng Topsøe are members of our board of directors. The address of Topsøe Holding A/S is Haldor Topsøes Allé 1, DK-2800 Kgs. Lyngby, Denmark.
(2)
Based solely on a Schedule 13D/A reporting beneficial ownership as of, and filed with the SEC on, March 28, 2024, and subsequent Form 4s filed with the SEC, the shares consist of (i) 332,848 shares of our common stock and 834,707 shares of our non-voting common stock held by 667, L.P. (667), (ii) 3,739,162 shares of our common stock and 9,886,217 shares of our non-voting common stock held by Baker Brothers Life Sciences, L.P. (Life Sciences, and together with 667, the BBA Funds), (iii) 9,250 shares of our common stock issuable pursuant to options held by Dr. Kelvin Neu, a former employee of Baker Bros. Advisors LP (BBA) and a former member of our board of directors, that are exercisable within 60 days of March 31, 2024, (iv) 50,128 shares of our common stock issuable pursuant to options held by Felix J. Baker, a member of our board of directors, that are exercisable within 60 days of March 31, 2024, (iv) 12,102 shares of our common stock held directly by BBA and (v) 4,210 shares held directly by Felix J. Baker. BBA is the management company and investment adviser to the BBA Funds and has the sole voting and investment power with respect to the shares held by the BBA Funds. Baker Bros. Advisors (GP) LLC (BBA-GP) is the sole general partner of BBA. The managing members of BBA-GP are Julian C. Baker and Felix J. Baker. BBA-GP, Felix J. Baker and Julian C. Baker as managing members of BBA-GP, and BBA may be deemed to be beneficial owners of the shares directly held by the BBA Funds. BBA, BBA-GP, Julian C. Baker, Felix J. Baker and Dr. Neu disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein, if any. Pursuant to the policies of BBA, Dr. Neu does not have any right to the pecuniary interest in the shares issuable pursuant to options held by him and the BBA Funds are entitled to an indirect proportionate pecuniary interest in such shares. This amount excludes pre-funded warrants to purchase 666,666 shares of our common stock held by entities affiliated with BBA, the exercise of which is currently limited pursuant to an ownership limitation, and therefore the shares of our capital stock issuable upon exercise of such pre-funded warrants are not deemed to be beneficially owned within 60 days of March 31, 2024. The business address of the entities listed herein is 860 Washington Street, 3rd Floor, New York, NY 10014.
(3)
Based solely on a Schedule 13D/A, reporting beneficial ownership as of June 26, 2023, and filed with the SEC on June 28, 2023, subsequent Form 4s filed with the SEC and information from the beneficial owner, the shares consist of (i) 746,218 shares of our common stock and 211,554 shares of our non-voting common stock held by Redmile Capital Fund, LP, (ii) 1,243,635 shares of our common stock held by Redmile Capital Offshore Master Fund, Ltd., (iii) 119,713 shares of our common stock held by Redmile Capital Offshore Fund (ERISA), Ltd., (iv) 273,078 shares of our common stock and 103,927 shares of our non-voting common stock held by Redmile Capital Offshore II Master Fund, Ltd., (v) 292,533 shares of our common stock and 320,718 shares of our non-voting common stock held by Redmile Strategic Trading Sub, Ltd., (vi) 276,954 shares of our common stock and 181,006 shares of our non-voting common stock held by Redmile Strategic Long Only Trading Sub, Ltd., (vii) 1,513,225 shares of our non-voting common stock held by Redmile Biopharma Investments II, L.P., (viii) 120,347 shares of our common stock held by Map 20 Segregated Portfolio, a segregated portfolio of LMA SPC, (ix) 4,868,895 shares of our non-voting common stock held by RedCo II Master Fund, L.P., (x) 5,854 shares of our common stock held by Mr. Lee and (xii) 72,228 shares of our common stock subject to options to purchase shares of our common stock that are exercisable within 60 days of March 31, 2024 held by Mr. Lee. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles and separately managed accounts listed in items (i) through (ix) (collectively, the Redmile Affiliates) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Affiliates and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Pursuant to the policies of Redmile Group, LLC, Mr. Lee holds the shares held directly by him and the shares issuable pursuant to options held by him as a nominee on behalf, and for the sole benefit, of Redmile Group, LLC and has assigned all economic, pecuniary and voting rights in respect of such shares to Redmile Group, LLC. Redmile Group, LLC, Mr. Green and Mr. Lee each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. This amount excludes pre-funded warrants to purchase 667,666 shares of our common stock held entities affiliated with the Redmile Group, the exercise of which is currently limited pursuant to an ownership limitation, and therefore the shares of our capital stock issuable upon exercise of such pre-funded warrants are not deemed to be beneficially owned within 60 days of March 31, 2024. The business address of the entities listed herein is One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.
(4)
Based solely on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2023, filed with the SEC on February 9, 2024, Invus Public Equities, L.P. (“Invus Public Equities”) directly holds the 3,100,422 shares of common stock. Invus Public Equities Advisors, LLC (“Invus PE Advisors”), as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the shares held by Invus Public Equities. The Geneva branch of Artal International S.C.A (“Artal International”), as the managing member of Invus PE Advisors, controls Invus PE Advisors, and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Artal International Management S.A. (“Artal International Management”), as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own the shares that Artal International may be deemed to beneficially own. Artal Group S.A. (“Artal Group”), as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the shares that Artal International Management may be deemed to beneficially own. Westend S.A. (“Westend”), as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the shares that Artal Group may be deemed to beneficially own. Stichting Administratiekantoor Westland (“Stichting”), as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the shares that Westend may be deemed to beneficially own. Mr. Amaury Wittouck (“Mr. Wittouck”), as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the shares that the Stichting may be deemed to beneficially own. The address for Invus Public Equities and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address for Artal International, Artal International Management, Artal Group, Westend and Mr. Wittouck is Valley Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address for Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands.
(5)
Based solely on a Schedule 13G/A, reporting beneficial ownership as of January 31, 2024, filed with the SEC on February 12, 2024, T. Rowe Price Associates, Inc. has sole voting power with respect to 3,327,169 of the shares and sole dispositive power with respect to all of the shares. The business address of the entity listed herein is 100 E. Pratt Street, Baltimore, MD 21202.
(6)
Based solely on a Schedule 13G, reporting beneficial ownership as of December 29, 2023, filed with the SEC on February 8, 2024, T. Rowe Price Associates, Inc. has sole voting power with respect to 1,690,579 of the shares and sole dispositive power with respect to all of the shares. The business address of the entity listed herein is 325 E Middlefield Road, Mountain View, CA 94043.
(7)
Consists of (i) 43,276 shares of our common stock held by Mr. Schwarzer, (ii) 196,718 shares of our common stock held by Fred M Schwarzer and Deborah R Schwarzer, Trustees of the Schwarzer Family Trust, and (iii) 775,482 shares of our common stock issuable pursuant to options held by Mr. Schwarzer that are exercisable within 60 days of March 31, 2024.
(8)
Consists of (i) 22,200 shares of our common stock held by Dr. Takimoto and (ii) 166,041 shares of our common stock issuable pursuant to options held by Dr. Takimoto that are exercisable within 60 days of March 31, 2024.
(9)
Consists of (i) 99,668 shares of our common stock held by Dr. Keyt, (ii) 4,039 shares of our common stock held by Dr. Keyt’s spouse, (iii) 362,748 shares of our common stock issuable pursuant to options held by Dr. Keyt that are exercisable within 60 days of March 31, 2024, and (iv) 740 shares of our common stock issuable pursuant to options held by Dr. Keyt’s spouse that are exercisable within 60 days of March 31, 2024.
(10)
Consists of (i) 10,046 shares of our common stock held by Dr. Behrens, (ii) 330,700 shares of our common stock held by the KBW 2005 Trust, for which Dr. Behrens serves as trustee, (iii) 29,807 shares of our common stock held by the Non-Exempt Trust for Patrick R. Wilsey Under the Alfred S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, (iv) 29,806 shares of our common stock held by the Non-Exempt Trust for Shannon K. Wilsey Under the Alfred S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, and (v) 87,360 shares of our common stock issuable pursuant to options held by Dr. Behrens that are exercisable within 60 days of March 31, 2024.
(11)
Consists of (i) 2,000 shares of our common stock held by Dr. Hambleton and (ii) 87,360 shares of our common stock issuable pursuant to options held by Dr. Hambleton that are exercisable within 60 days of March 31, 2024.
(12)
Consists of (i) 5,854 shares of our common stock held directly by Mr. Lee and (ii) 72,228 shares of our common stock issuable pursuant to options held by Mr. Lee that are exercisable within 60 days of March 31, 2024. Mr. Lee is a Co-Founder and Portfolio Manager at Redmile Group, LLC. Pursuant to the policies of Redmile Group, LLC, Mr. Lee holds the shares held directly by him and the shares issuable pursuant to options held by him as a nominee on behalf, and for the sole benefit, of Redmile Group, LLC and has assigned all economic, pecuniary and voting rights in respect of such shares to Redmile Group, LLC. Mr. Lee disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such shares, if any. Mr. Lee’s business address is c/o Redmile Group, LLC, One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.
(13)
Consists of 87,360 shares of our common stock issuable pursuant to options held by Dr. Strohl that are exercisable within 60 days of March 31, 2024.
(14)
Consists of 1,452 shares of our common stock held by Dr. Thompson.
(15)
Consists of (i) 43,606 shares of our common stock held by Ms. Topsøe, (ii) 9,800 shares of our common stock held by Pillarcater LLC, which is wholly owned by CT Foundation, a South Dakota trust (Ms. Topsøe being the sole manager of Pillarcater LLC and the sole beneficiary of CT Foundation) (ii) 10,400,564 shares of our common stock and 5,044,295 shares of our non-voting common stock held by Topsøe Holding A/S, identified in footnote 1 above, and (iii) 72,228 shares of our common stock issuable pursuant to options held by Ms. Topsøe that are fully exercisable within 60 days of March 31, 2024. Ms. Topsøe is a member of the board of directors of Topsøe Holding A/S and may be deemed to share voting and investment power with respect to the shares held by Topsøe Holding A/S. Ms. Topsøe disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein, if any.
(16)
Consists of (i) 84,854 shares of our common stock held by Mr. Topsøe, (ii) 10,400,564 shares of our common stock and 5,044,295 shares of our non-voting common stock held by Topsøe Holding A/S, identified in footnote 1 above, and (iii) 72,228 shares of our common stock issuable pursuant to options held by Mr. Topsøe that are fully exercisable within 60 days of March 31, 2024. Mr. Topsøe is a member of the board of directors of HTH and may be deemed to share voting and investment power with respect to the shares held by Topsøe Holding A/S. Mr. Topsøe disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.
(17)
Consists of (i) 15,461,119 shares of our common stock held directly or indirectly by our directors and executive officers, (ii) 15,765,219 shares of our non-voting common stock held by our directors, and (iii) 2,373,997 shares of our common stock issuable pursuant to options held by our directors and executive officers that are exercisable within 60 days of March 31, 2024. This amount excludes pre-funded warrants to purchase 1,334,332 shares of our common stock held directly or indirectly by our directors and executive officers. These amounts include shares held or issuable to Mary Beth Harler, M.D.—who was designated an executive officer effective April 2024—as of March 31, 2024.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Sales of Securities and Related Transactions

2023 Follow-on Offering

On June 26, 2023, Baker Brothers Life Sciences L.P. and 667, L.P. (together, Baker Brothers), Topsøe Holding A/S, and Invus Public Equities, L.P. purchased an aggregate of 9,000,000 shares of our non-voting common stock at a price to the public of $8.00 per share, each in connection with an underwritten public offering (the 2023 Offering). The settlement of 5,625,000 shares of the non-voting stock purchased in the 2023 Offering occurred on July 3, 2023. The non-voting common stock is convertible into shares of our common stock on a 1:1 basis at the holder’s election, provided that as a result of such conversion, such holder, together with its affiliates and any members of a Schedule 13(d) group with such holder, would not beneficially own in excess of 4.99% of our common stock immediately prior to and following such conversion, unless otherwise as expressly provided for in our amended and restated certificate of incorporation. Any holder of non-voting common stock may increase or decrease this ownership limitation (as it applies to such holder) upon 61 days’ prior written notice to us, and may decrease the ownership limitation at any time upon providing written notice of such election to us.

2023 Private Placement

On June 26, 2023 and in connection with the 2023 Offering, entities affiliated with Redmile Group, LLC purchased an aggregate of 2,812,500 shares of our non-voting common stock at a purchase price of $8.00 per share in a private placement. The non-voting common stock is convertible into shares of our common stock on a 1:1 basis at the holder’s election, provided that as a result of such conversion, such holder, together with its affiliates and any members of a Schedule 13(d) group with such holder, would not beneficially own in excess of 4.99% of our common stock immediately prior to and following such conversion, unless otherwise as expressly provided for in our amended and restated certificate of incorporation. Any holder of non-voting common stock may increase or decrease this ownership limitation (as it applies to such holder) upon 61 days’ prior written notice to us, and may decrease the ownership limitation at any time upon providing written notice of such election to us.

2022 Follow-on Offering

On April 1, 2022, Baker Brothers Life Sciences L.P. and 667, L.P. (together, Baker Brothers), entities affiliated with Redmile Group, LLC and Topsøe Holding A/S purchased an aggregate of 6,521,739 shares of our non-voting common stock at a price to the public of $23.00 per share, each in connection with an underwritten public offering. The non-voting common stock is convertible into shares of our common stock on a 1:1 basis at the holder’s election, provided that as a result of such conversion, such holder, together with its affiliates and any members of a Schedule 13(d) group with such holder, would not beneficially own in excess of 4.99% of our common stock immediately prior to and following such conversion, unless otherwise as expressly provided for in our amended and restated certificate of incorporation. Any holder of non-voting common stock may increase or decrease this ownership limitation (as it applies to such holder) upon 61 days’ prior written notice to us, and may decrease the ownership limitation at any time upon providing written notice of such election to us.

Nominating Agreements

On June 28, 2019, we entered into nominating agreements (the Nominating Agreements) with each of (i) Topsøe Holding A/S, (ii) Baker Brothers and (iii) Redmile Biopharma Investments II, L.P., RAF, L.P. and Redmile Strategic Master Fund, LP (together, Redmile) (each, an Investor) to provide certain rights with respect to their ability to designate members of our board of directors (the Investor Designees).

Pursuant to the Nominating Agreement entered into with Topsøe Holding A/S, a holder of more than 5% of our outstanding capital stock, during the period beginning at the completion of this offering until the earliest of: (i) the twelfth anniversary of the date of the completion of our initial public offering; (ii) such time as Topsøe Holding A/S and its affiliates no longer beneficially own at least 1,134,919 shares of our capital stock; (iii) following the third year anniversary of the our initial public offering, (a) with respect to one of its two Investor Designees, such time as Topsøe Holding A/S holds less than 20% of our as-converted securities, and (b) with respect to both of its Investor Designees, such time as Topsøe Holding A/S holds less than 5% of our as-converted securities; or (iv) the consummation of a Deemed Liquidation (as defined in our amended and restated certificate of incorporation), we will have the obligation to support the nomination of, and to cause our board of directors to include in the slate of nominees recommended to our stockholders for election, two Investor Designees of Topsøe Holding A/S.

Pursuant to the Nominating Agreements entered into with each of Baker Brothers and Redmile, during the period beginning at the completion of this offering until the earliest of: (i) the twelfth anniversary of the date of the completion of our initial public offering; (ii) such time as (a) in the case of Baker Brothers, the Investor and its affiliates no longer beneficially own at least 1,134,919 shares of our capital stock, or (b) in the case of Redmile, the Investor and its affiliates no longer beneficially own at least 945,765 shares of our capital stock; (iii) following the third anniversary of the completion of our initial public offering, such time as each of Baker Brothers or Redmile and their respective affiliates, respectively, holds less than 5% of our as-converted securities; and (iv) the consummation of a Deemed Liquidation, we will have the obligation to support the nomination of, and to cause our board of directors to include in the slate of nominees recommended to our stockholders for election, one Investor Designee of each of Baker Brothers and Redmile.

The nomination of each Investor Designee shall be subject to the reasonable and good faith determination of a majority of our disinterested directors, after consultation with our outside legal counsel, that such Investor Designee is qualified to serve as a member of our board of directors under applicable laws, the rules of the Nasdaq, our amended and restated bylaws and any of our company policies. If an Investor Designee resigns from his or her seat on our board of directors or is removed or does not become a director for any reason, the vacancy will be filled by the election or appointment of another Investor Designee of the applicable Investor as soon as reasonably practicable, subject to compliance with applicable laws, rules and regulations.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended, with certain holders of our capital stock, including Topsøe Holding A/S, Baker Brothers and Redmile. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Registration Rights Agreements

On December 7, 2020, we entered into a registration rights agreement with each of Topsøe Holding A/S, Baker Brothers and Redmile (each, an RRA and collectively, the RRAs), pursuant to which we granted certain registration rights to these stockholders. These registration rights include the right to demand that we file with the SEC a Form S-3 registration statement covering the registration of their common stock for resale, as well as certain rights related to underwritten public offerings, subject to certain conditions. These registration rights require us to pay expenses relating to such registrations and indemnify these holders against certain liabilities.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of the members of our board of directors, and our amended and restated bylaws provide that we will indemnify each of our officers and the members of our board of directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when it determines to be appropriate. In addition, we have entered into an indemnification agreement with each of our executive officers and the members of our board of directors requiring us to indemnify them.

Related Party Transaction Policy

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

We have adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2023, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements on a timely basis.

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2023 are included in our Annual Report on Form 10-K filed with the SEC on March 7, 2024. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at https://investor.igmbio.com/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to IGM Biosciences, Inc., Attention: Investor Relations, 325 E. Middlefield Road, Mountain View, California 94043.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Mountain View, California
April 26, 2024

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IGM BIOSCIENCES, INC.

IGM Biosciences, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.
The name of the Corporation is IGM Biosciences, Inc. The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”) on August 25, 1993 under the name Palingen, Inc. The name of the Corporation was changed on October 13, 2010 to IGM Biosciences, Inc.
2.
This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Pacific Biosciences of California, Inc. was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (“DGCL”), by the Board of Directors and the stockholders of the Corporation.
3.
Section 1, Article IX of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation, on ____________, 2024.

By: ___________________________________
Name: Fred Schwarzer
Title: Chief Executive Officer and President

A-1

igm biosciences® IGM BIOSCIENCES, INC. 325 E. MIDDLEFIELD ROAD MOUNTAIN VIEW, CA 94043 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IGMS2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V46239-P11197 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. IGM BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except 1. Election of Directors Nominees: 01) M. Kathleen Behrens, Ph.D. 02) Elizabeth H.Z. Thompson, Ph.D. 03) Christina Teng Topsøe To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. 3. Approval of an amendment to our amended and restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law. 4. Approval of a stock option exchange program for employees (excluding our chief executive officer and non-employee directors). NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V46240-P11197 IGM BIOSCIENCES, INC. 2024 Annual Meeting of Stockholders June 11, 2024 at 8:00 a.m. (Pacific Time) This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Fred Schwarzer and Misbah Tahir, or one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of IGM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. (Pacific Time) on June 11, 2024 and will be conducted virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2024, where you will be able to listen to the meeting live and vote online by entering the control number located on your proxy card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side